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                    Exhibit 10(xvii)

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                     For Bank Use Only                Reviewed by
                    ------------------------------------------------------------
                     Due November 30, 2001
                         -----------------------

                     Customer#         5208614                   Loan #   0001
                              ------------------------                  ------
                    ------------------------------------------------------------

                      AMENDMENT TO LOAN AGREEMENT AND NOTE

          This amendment (the "Amendment") dated as of the date specified below, is by and between the borrower (the "Borrower") and the bank (the "Bank") identified below.

                                    RECITALS

          A. The Borrower and the Bank have executed a Loan Agreement (the "Agreement") dated SEPTEMBER 26, 2000 and the Borrower has executed a Note (the
                   ------------------
"Note"), dated SEPTEMBER 26, 2000, either or both which may have been amended
               ------------------
from time to time, and the Borrower (and if applicable, certain third parties) have executed the collateral documents which may or may not be identified in the Agreement and certain other related documents (collectively the "Loan Documents"), setting forth the terms and conditions upon which the Borrower may obtain loans from the Bank from time to time in the original amount of $2,000,000.00, as may be amended from time to time.
    ------------

          B. The Borrower has requested that the Bank permit certain modifications to the Agreement and Note as described below.

          C. The Bank has agreed to such modifications, but only upon the terms and conditions outlined in this Agreement.

                               TERMS OF AGREEMENT

         In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Borrower and the Bank agree as follows:

         [X] Extension of Maturity Date. If checked here, any references in the Agreement or Note to the maturity date or date of final payment are hereby deleted and replaced with " NOVEMBER 30, 2001 ".
                            -----------------

         [_] Change in Maximum Loan Amount.  If checked here, all references to
"    N/A    " in the Agreement and in the Note (whether or not numerically) as
 ----------
the maximum loan amount which may be borrowed from time to time are hereby
deleted and replaced with "    N/A    ".
                           -----------

         [_] Change in Multiple Advance Termination Date.  If checked here, all
references to "     N/A     " as the termination date for multiple advances are
               -------------
hereby deleted and replaced with "     N/A     ".
                                  -------------

         Change in Financial Covenant(s).

         (i)      [_]      If checked here, all references to "$______________ "
in the Agreement as the minimum Net Working Capital amount are hereby deleted and replaced with "$ _________ " for the period beginning ___________________ and thereafter.

         (ii) [_] If checked here, all references to "$______________ " in the Agreement as the minimum Tangible Net Worth amount are hereby deleted and replaced with "$_______________" for the period beginning ______________________
and thereafter.

         (iii)    [_]      If checked here, all references to "$_______________"
in the Agreement as the maximum Debt to Worth Ratio are hereby deleted and replaced with "$________" for the period beginning July 31, 2001 and thereafter.
                                                   -------------

         (iv)     [_]      If checked here, all references to "$ ______________"
in the Agreement as the minimum Current Ratio amount are hereby deleted and replaced with "$_____________ " for the period beginning _______________________
and thereafter.

         (v)      [_]      If checked here, all references to "$ _____________"
in the Agreement as the minimum Capital Expenditure amount are hereby deleted and replaced with "$________________" for the period beginning _________________ and thereafter.

         (vi)     [_]      If checked here, all references to "$_______________"
in the Agreement as the minimum Cash Flow Coverage Ratio amount are hereby deleted and replaced with "$__________" for the period beginning _______________ and thereafter.

         (vii)    [_]      If checked here, all references to "$_______________"
in the Agreement as the minimum Officers, Directors, Partners, and Management Salaries and Other Compensation amount are hereby deleted and replaced with "$___________" for the period beginning ___________________ and thereafter.

         [_]      Change in Payment Schedule.  If checked here, effective upon the date of this Amendment, any payment terms are amended as follows:

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

         [X]      Interest Rate.  If checked here, effective upon the date of this Amendment, interest payable under the Note is amended as follows:

The unpaid principal balance will bear interest at an annual rate equal to the prime rate announced by the Bank.

The interest rate hereunder will be adjusted each time that the prime rate changes.

Interest will be computed for the actual number of days principal is unpaid, using a daily factor obtained by dividing the stated interest rate by 360, which pursuant to Iowa Stats. Section 537.2601 is the equivalent computation as using the same stated interest rate calculated on a 365 day basis times 1.0138.

[_] Change in Late Payment Fee. If checked here, subject to applicable law, if any payment is not made on or before its due date, the Bank may collect a delinquency charge of _______% of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank's right to decline a default hereunder.

         Effectiveness of Prior Documents. Except as specifically amended hereby, the Agreement, the Note and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. All warranties and representations contained in the Agreement and the other Loan Documents are hereby reconfirmed as of the date hereof. All collateral previously provided to secure the Agreement and/or Note continues as security, and all guaranties guaranteeing obligations under the Loan Documents remain in full force and effect. This is an amendment, not a novation.

         Preconditions to Effectiveness. This Amendment shall only become effective upon execution by the Borrower and the Bank, and approval by any other third party required by the Bank.

         No Waiver of Defaults; Warranties. This Amendment shall not be construed as or be deemed to be a waiver by the Bank of existing defaults by the Borrower, whether known or undiscovered. All agreements, representations and warranties made herein shall survive the execution of this Amendment.

         Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be considered an original, but when taken together shall constitute one document.


         Authorization. The Borrower represents and warrants that the execution, delivery and performance of this Amendment and the documents referenced herein are within the authority of the Borrower and have been duly authorized by all necessary actions.

         Attachments. All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Amendment, are hereby expressly incorporated herein by this reference.

Dated as of: _________________________________

(Individual Borrower)                                      RAINBO COMPANY, LLC
                                                          ---------------------------------------------
                                                           Borrower Name (Organization)


______________________________________________ (SEAL)       a        NEBRASKA CORPORATION
                                                           --------------------------------------------


Borrower Name                N/A                            By: /s/ Donald D. Heupel
              ---------------------------------------          ----------------------------------------


______________________________________________ (SEAL)       Name and Title: DONALD D. HEUPEL, PRESIDENT
                                                                           ----------------------------


Borrower Name                N/A                            By: _______________________________________
              ---------------------------------------


______________________________________________ (SEAL)       Name and Title: ___________________________



Agreed to:


         FIRSTAR BANK, N.A.
----------------------------------------------------
(Bank)


By: /s/ Mark Degner
    ------------------------------------------------

Name and Title: MARK DEGNER, SENIOR VICE PRESIDENT
                ------------------------------------

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